                                                                   EXHIBIT 10.12

                                 dsl.net, inc.

                SECURITIES EXCHANGE AND SUBSCRIPTION AGREEMENT

     THIS AGREEMENT is entered into as of April 15, 1999 by and between dsl.net, inc., a Delaware corporation (the "Company"), and VantagePoint Venture Partners 1996, L.P. and VantagePoint Communications Partners L.P. (each a "Shareholder" and, collectively, the "Shareholders").

                                  WITNESSETH:

     WHEREAS, the Shareholders own the number of shares of Series A Preferred Stock, par value $.001 per share, of the Company ("Series A Preferred Stock") and warrants (the "Warrants") for the purchase of Series B Preferred Stock, par value $.001 per share, of the Company ("Old Series B Preferred Stock") set forth on Schedule I attached hereto (such shares and warrants collectively referred to as the "Exchange Securities"), as authorized in the Restated Certificate of Incorporation of the Company filed with the Secretary of State of the State of Delaware on January 7, 1999 (the "Old Restated Certificate"); and

     WHEREAS, the Company intends to file a new Restated Certificate of Incorporation (the "New Restated Certificate") with the Secretary of State of the State of Delaware pursuant to that certain Series C Preferred Stock Purchase Agreement, dated as of March 31, 1999 (the "Series C Agreement"), by and among the Company and the Investors listed therein (the "Series C Investors"), which New Restated Certificate will, among other things, alter the rights and other terms of the Company's Series B Preferred Stock, par value $.001 per share (as so altered, the "New Series B Preferred Stock"); and

     WHEREAS, the Company and each of the Shareholders desire to exchange the Exchange Securities for newly-issued shares of New Series B Preferred Stock.

     NOW, THEREFORE, in consideration of the premises and certain other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:
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                                      -2-



     1.   Exchange and Issuance of Shares.
          -------------------------------

          (a) Effective concurrently with, and in no event prior to, the delivery by the Company to the Series C Investors of an aggregate of 2,785,516 shares of its Series C Preferred Stock, par value $.001 per share, pursuant to the Series C Agreement, the Exchange Securities owned by the Shareholders shall be canceled and, upon the surrender to the Company of the stock and warrant certificates representing such securities, the Company shall issue to the Shareholders, in exchange for such securities, certificates for the number of shares of New Series B Preferred Stock as set forth on Schedule II attached hereto.

          (b) Upon the filing of the New Restated Certificate with the Secretary of State of the State of Delaware, the Warrants shall be of no further force or effect and shall only represent the right to exchange such Warrants in conjunction with shares of Series A Preferred Stock for shares of New Series B Preferred Stock as provided in (a) above.

          (c) If the transactions contemplated in the Series C Agreement are not consummated by or before April 30, 1999, the Company shall promptly take such steps as are necessary (i) if the Company has filed the New Restated Certificate with the Secretary of State of the State of Delaware, to amend its certificate of incorporation so that the rights and other terms of the Company's Series B Preferred Stock, par value $.001 per share, are returned to those in effect under the Old Restated Certificate and (ii) to then revive the Shareholders' rights under the Warrants to those in effect immediately prior to entering into this Agreement.

     2.   Conformity with Securities Laws.  The exchange and issuance of shares
          -------------------------------
hereunder is subject to compliance with all applicable federal and state securities laws. Each Shareholder hereby represents to the Company that it is acquiring the shares of New Series B Preferred Stock for investment and not with a view to the distribution thereof, and that it has had full and complete access to the financial statements of the Company and such other information relating to the Company and the New Series B Preferred Stock as it has deemed appropriate. Each Shareholder acknowledges that the shares of New Series B Preferred Stock have not been registered under the Securities Act of 1933, as amended (the "Act"), or any state securities laws.

Each Shareholder represents that it is an "accredited investor" as defined in Regulation D under the Act. The certificates representing the shares of New Series B Preferred Stock issued by the Company pursuant to this Agreement may bear a legend describing the restrictions on re-sale thereof under applicable securities laws and agreements of the Company, and stop transfer orders with respect to such certificates may be entered in the share transfer books of the Company.

     3.   Miscellaneous. (a) Applicable Law.  This Agreement and the
          -------------      --------------
interpretation of the provisions hereof shall be governed by laws of the State of Connecticut.

          (b)  Headings.  The headings contained in this Agreement are inserted
               --------
for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.

          (c)  Counterparts.  This Agreement may be executed in multiple
               ------------
counterparts, each of which when so executed and delivered shall constitute a complete and original instrument but all of which together shall constitute one and the same agreement, and it shall not be necessary when making proof of this Agreement or any counterpart hereof to account for any other counterpart.

     IN WITNESS WHEREOF, the undersigned have executed and delivered this Agreement as of the date first written above.

                                   DSL.NET, INC.


                                   By: ______________________________________


                                   VantagePoint Venture Partners 1996, L.P.

                                   By:  VantagePoint Associates, LLC, its
                                        General Partner


                                   By: ______________________________________
                                       Name:
                                       Title:


                                   VantagePoint Communications Partners, L.P.

                                   By:  VantagePoint Communications Associates,
                                        LLC, its General Partner


                                   By: ______________________________________
                                       Name:
                                       Title:

                                  SCHEDULE I

                                                                      Shares of Old Series B
                                       Shares of Series A            Preferred Stock Issuable
Name and Address                        Preferred Stock               on Exercise of Warrant
----------------                        ---------------               ----------------------
VantagePoint Venture Partners              1,166,667                         1,166,667
1996, L.P.                      (Evidenced by Certificate #P-1)    (Evidenced by Warrant #PS-1)

1001 Bayhill Drive
Suite 140
San Bruno, CA  94066

VantagePoint Communications                2,333,333                         2,333,333
Partners, L.P.                  (Evidenced by Certificate #P-2)    (Evidenced by Warrant #PS-2)

1001 Bayhill Drive
Suite 140
San Bruno, CA  94066

TOTAL                                      3,500,000                         3,500,000

                                  SCHEDULE II

                                                     Shares of New Series B
Name and Address                                  Preferred Stock to be issued
----------------                                  ----------------------------
VantagePoint Venture Partners 1996, L.P.                     2,166,667

1001 Bayhill Drive
Suite 140
San Bruno, CA  94066

VantagePoint Communications Partners, L.P.                   4,333,333

1001 Bayhill Drive
Suite 140
San Bruno, CA  94066
TOTAL                                                        6,500,000